Exhibit 99.906CERT

Form N-CSR Item 12(b) Exhibit

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                    The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Global Macro Portfolio (the “Portfolio”) that:

(a)                      the Annual Report of the Portfolio on Form N-CSR for the period ended October 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)                     the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Portfolio for such period.

A signed original of this written statement required by section 906 has been provided to the Portfolio and will be retained by the Portfolio and furnished to the Securities and Exchange Commission or its staff upon request.

Global Macro Portfolio

Date:  December 11, 2007

/s/Dan A. Maalouly
Dan A. Maalouly
Treasurer

Date: December 11, 2007

/s/Mark S. Venezia
Mark S. Venezia
President